INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
OLD PlayStudios, Inc.
INCOME TAXES

NOTE 13 —INCOME TAXES

The Company recorded an income tax expense of $1.3 million and $0.4 million for the three months ended March 31, 2021 and 2020, respectively. The Company computes its quarterly income tax provision by applying a forecasted annual effective tax rate to income before income taxes. Any discrete items arising during the quarter are adjusted to the provision.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. The Company is subject to examination for both US federal and state tax returns for the years 2012 to present as a result of the Company’s net operating loss carryforwards, which were utilized in the 2016 and later tax years. In June 2020, the Company was notified by the Internal Revenue Service that the Company’s federal income tax return for the tax year ended December 31, 2017 is under examination. In late 2019, the Company was notified by the Israel Tax Authority that the Company’s Israel tax returns for the tax years ended December 31, 2016 through 2018 are under examination. The tax year 2019 remains open to examination under the statute of limitations by the Israel Tax Authority for Israel. The tax years starting from 2016 remain open to examination by the Hong Kong Inland Revenue Department for Asia.

The Company has analyzed filing positions in all of the federal, state, and foreign jurisdictions where it is required to file income tax returns and for all open tax years. The Company believes that its income tax filing positions and deductions will be sustained upon audit and does not anticipate any adjustments that will result in a material change to its financial position. The Company’s policy for recording interest and penalties associated with audits and unrecognized tax benefits is to record such items as a component of income tax expense.

NOTE 11—INCOME TAXES

As of December 31, 2020, unremitted earnings in foreign subsidiaries are indefinitely reinvested. Should these earnings be distributed in the future in the form of dividends or otherwise, the Company would be subject to withholding taxes payable to various jurisdictions. Due to the 2017 Tax Act, there is no U.S. federal tax on cash repatriation from foreign subsidiaries, but it could be subject to foreign withholding tax and U.S. state income taxes. Effective January 1, 2020, Israel made a check-the-box election to be treated as a disregarded entity for U.S. federal income tax purposes, resulting in discrete tax adjustments to the Company’s provision.

Income before income taxes by tax jurisdiction consisted of the following (in thousands):

	Year Ended December 31,
	2020	2019	2018
United States	$8,738	$11,164	$4,696
Foreign	2,398	6,425	1,090
Total	$11,136	$17,589	$5,786

Provision for current and deferred income taxes consist of the following (in thousands):

	Year Ended December 31,
	2020	2019	2018
Current tax expense:
Federal	$945	$241	$708
State	297	720	90
Foreign	791	665	259
	2,033	1,626	1,057
Deferred tax expense (benefit):
Federal	(3,045)	1,997	1,527
State	(748)	55	(322)
Foreign	89	297	702
	(3,704)	2,349	1,907
Income tax expense (benefit)	$(1,671)	$3,975	$2,964

The difference between the actual rate and the federal statutory rate was as follows:

	Year Ended December 31,
	2020	2019	2018
Statutory rate	21.0%	21.0%	21.0%
Foreign provision	(0.3)	(6.5)	10.2
State/province income tax	0.1	5.6	5.6
Stock compensation	(19.2)	7.5	40.1
Other effects of check-the-box election	(6.2)	0.2	—
Research credit	(11.5)	(5.9)	(24.1)
Adjustment to carrying value	(4.0)	(0.3)	(0.9)
Foreign tax credit	(9.1)	(0.7)	—
Valuation allowance	9.0	—	—
Foreign-derived intangible income deduction (FDII)	(2.7)	(1.1)	(3.4)
Non-deductible expenses-other	2.4	2.0	3.6
Foreign branch income	4.5	1.0	—
Other	1.0	(0.2)	(0.9)
Effective tax rate	(15.0)%	22.6%	51.2%

Deferred tax assets and liabilities consisted of the following (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Tax credits	$6,882	$3,856
Accrued liabilities	5,576	486
Stock compensation	1,457	365
Intangibles	—	40
Deferred rent	74	78
Other	276	234
Total gross deferred tax assets	14,265	5,059

	December 31,
	2020	2019
Less: Valuation allowance	(1,002)	—
Total deferred tax asset	13,263	5,059
Deferred tax liabilities:
Intangibles	185	—
Property and equipment	12,457	8,123
Prepaid taxes	482	365
Total deferred tax liabilities	13,124	8,488
Deferred tax asset (liability), net	$139	$(3,429)

The Company had $2.9 million of California research credit carryforwards as of December 31, 2020, which may be carried forward indefinitely to reduce future California income taxes payable. The Company also had $0.5 million of Texas research credit carryforwards as of December 31, 2020, which may be carried forward for 20 years and will expire starting in 2037.

As of December 31, 2020, the Company had a deferred tax asset recorded on the balance sheet of approximately $3.4 million related to foreign tax credits, of which $2.6 million are associated with future income from Asia and Israel. Foreign tax credits can be carried forward to offset future U.S. taxable income subject to certain limitations for a period of 10 years. Foreign tax credits of $0.8 million will expire in 2030. As of December 31, 2020, the Company had a valuation allowance related to the foreign tax credit deferred tax asset of $1.0 million, due to the uncertainty of future foreign source taxable income, primarily due to projected tax deductions associated with future exercises of non-qualified stock options. In making such determination, the Company considered all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, projected future foreign source income, tax planning strategies and recent financial operations. These assumptions required significant judgment about the forecasts of future taxable and foreign source income.

The following is a tabular reconciliation of the total amounts of deferred tax asset valuation allowance (in thousands):

	December 31,
	2020	2019
Balance at beginning of period	$—	$—
Charged to provision for income taxes	1,002	—
Other	—	—
Balance at end of period	$1,002	$—

The Company has analyzed filing positions in all of the federal, state and foreign jurisdictions where it is required to file income tax returns and for all open tax years. The Company believes that its income tax filing positions and deductions will be sustained upon audit and does not anticipate any adjustments that will result in a material change to its financial position. The Company’s policy for recording interest and penalties associated with audits and unrecognized tax benefits is to record such items as a component of income tax expense.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. The Company is subject to examination for both U.S. federal and state tax returns for the years 2012 to present as a result of the Company’s net operating loss carryforwards, which were utilized in the 2016 and later tax years. In June 2020, the Company was notified by the Internal Revenue Service that the Company’s federal income tax return for the tax year ended December 31, 2017 is under examination. In late 2019, the Company was notified by the Israel Tax Authority that the Company’s Israel tax returns for the tax years ended December 31, 2016 through 2018 are under examination. The tax year 2019 remains open to examination under the statute of limitations by the Israel Tax Authority for Israel. The tax years starting from 2016 remain open to examination by the Hong Kong Inland Revenue Department for Asia.